UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2025

U.S. GoldMining Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-41690	37-1792147
(Commission File Number)	(IRS Employer Identification No.)

1188 West Georgia Street, Suite 1830

Vancouver, BC, Canada, V6E 4A2

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (604) 388-9788

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	USGO	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of Common Stock at an exercise price of $13.00	USGOW	The Nasdaq Stock Market LLC

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 11, 2025, U.S. GoldMining Inc. (the “Company”) held its 2025 annual meeting of stockholders (the “Annual Meeting”). As of the close of business on April 15, 2025, the record date for the Annual Meeting, there were 12,474,767 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), outstanding and entitled to vote on the proposals described below. The matters described below were submitted to a vote of the holders of the Company’s Common Stock at the Annual Meeting. Each proposal is described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 30, 2025 (the “Proxy Statement”).

1.	Election of the six directors, each to serve until the next annual meeting of stockholders and until his or her successor is duly elected or qualified, or such director’s earlier death, resignation, or removal.

Nominee	For	Withhold Authority	Broker Non-Votes
Alastair Still	10,718,708	11,643	630,209
Garnet Dawson	10,674,860	55,491	630,209
Ross Sherlock	10,728,053	2,298	630,209
Lisa Wade	10,727,000	3,351	630,209
Laura Schmidt	10,722,275	8,076	630,209
Aleksandra Bukacheva	10,727,237	3,114	630,209

2.	Ratification of the appointment of Deloitte LLP, Chartered Professional Accountants, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

For	Against	Abstain
11,351,601	8,059	900

For more information about the foregoing proposals, see the Proxy Statement, the relevant portions of which are incorporated herein by reference. The results reported above are final voting results. No other matters were considered or voted upon at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2025	U.S. GOLDMINING Inc.

	By:	/s/ Tim Smith
	Name:	Tim Smith
	Title:	Chief Executive Officer